SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2003

INSMED INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia 23060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (804) 565-3000

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

The following document is being furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1    Press release issued by Insmed Incorporated on July 11, 2003.

Item 9.    Regulation FD Disclosure

On July 11, 2003, Insmed Incorporated issued a press release announcing the completion of a private placement of common stock to group of institutional investors. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSMED INCORPORATED
Date: July 11, 2003	By: /s/ Kevin P. Tully
Kevin P. Tully
Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 99.1	Press release issued by Insmed Incorporated on July 11, 2003.